Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4112%



        Excess Protection Level
          3 Month Average   5.79%
            December, 1998   5.76%
            November, 1998   5.67%
            October, 1998   5.92%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.98%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,468,784,369.60